Exhibit 99.2

Investor Supplement
Fourth Quarter 2018
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 32.
Caution Regarding Forward-Looking Statements
This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of February 11, 2019, the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the Securities and Exchange Commission (the “SEC”). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this 2018 Investor Supplement. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Fourth Quarter 2018

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
For Period Ended
Earned Premiums	$1,063.6	$1,052.9	$658.1	$609.8	$605.9	$598.2	$582.5	$563.4	$3,384.4	$2,350.0
Net Investment Income	91.3	92.0	78.4	79.2	82.6	85.9	77.1	81.6	340.9	327.2
Other Income	2.0	37.8	1.2	1.2	1.1	1.0	1.0	0.9	42.2	4.0
Income from Change in Fair Value of Equity Securities	(76.4)	11.0	0.4	0.7	—	—	—	—	(64.3)	—
Net Investment Gains (Losses)	14.2	1.8	3.8	2.1	7.7	5.2	23.8	5.5	21.9	42.2
Total Revenues	$1,094.7	$1,195.5	$741.9	$693.0	$697.3	$690.3	$684.4	$651.4	$3,725.1	$2,723.4

Net Income (Loss)	$6.5	$92.2	$37.6	$53.8	$36.9	$47.7	$36.6	$(0.3)	$190.1	$120.9
Income (Loss) from Continuing Operations	$5.0	$92.3	$37.5	$53.6	$35.9	$47.8	$36.6	$(0.4)	$188.4	$119.9
Adjusted Consolidated Net Operating Income (Loss)[1]	$59.9	$104.5	$36.5	$57.5	$31.0	$44.4	$21.0	$(3.9)	$258.4	$92.5

Per Unrestricted Common Share Amounts:
Basic:
Net Income (Loss)	$0.10	$1.42	$0.73	$1.03	$0.71	$0.92	$0.71	$(0.01)	$3.25	$2.34
Income (Loss) from Continuing Operations	$0.08	$1.42	$0.73	$1.03	$0.69	$0.92	$0.71	$(0.01)	$3.22	$2.32
Adjusted Consolidated Net Operating Income (Loss)[1]	$0.92	$1.61	$0.70	$1.11	$0.60	$0.85	$0.41	$(0.08)	$4.42	$1.79
Diluted:
Net Income (Loss)	$0.10	$1.40	$0.73	$1.02	$0.71	$0.92	$0.71	$(0.01)	$3.22	$2.33
Income (Loss) from Continuing Operations	$0.08	$1.40	$0.73	$1.02	$0.69	$0.92	$0.71	$(0.01)	$3.19	$2.31
Adjusted Consolidated Net Operating Income (Loss)[1]	$0.91	$1.59	$0.70	$1.10	$0.60	$0.85	$0.41	$(0.08)	$4.37	$1.78

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96

At Period End
Total Assets	$11,544.9	$11,772.6	$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8
Insurance Reserves	$5,433.6	$5,370.5	$4,603.2	$4,539.4	$4,537.8	$4,478.3	$4,466.7	$4,473.4
Debt	$909.0	$1,123.7	$951.8	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	$3,050.1	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Shareholders’ Equity Excluding Goodwill	$1,937.7	$1,972.6	$1,722.7	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Common Shares Issued and Outstanding (In Millions)	64.757	64.738	51.559	51.533	51.462	51.448	51.294	51.295
Book Value Per Share[2]	$47.10	$47.33	$39.68	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill[1,2]	$29.92	$30.47	$33.41	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$45.40	$45.66	$36.85	$36.35	$35.57	$35.87	$35.13	$34.81
Debt to Total Capitalization[2]	23.0%	26.8%	31.8%	22.3%	21.9%	22.1%	22.6%	27.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	7.7%	9.7%	8.5%	8.5%	5.9%	5.7%	2.5%	0.9%

[1] Non-GAAP Measure. See page 32 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Revenues:
Earned Premiums	$1,063.6	$1,052.9	$658.1	$609.8	$605.9	$598.2	$582.5	$563.4	$3,384.4	$2,350.0
Net Investment Income	91.3	92.0	78.4	79.2	82.6	85.9	77.1	81.6	340.9	327.2
Other Income	2.0	37.8	1.2	1.2	1.1	1.0	1.0	0.9	42.2	4.0
Income from Change in Fair Value of Equity and Convertible Securities	(76.4)	11.0	0.4	0.7	—	—	—	—	(64.3)	—
Net Realized Gains on Sales of Investments	16.4	3.6	3.8	2.6	11.5	8.1	26.4	10.5	26.4	56.5
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(2.2)	(1.8)	—	(0.5)	(3.7)	(2.9)	(2.6)	(5.2)	(4.5)	(14.4)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	—	(0.1)	—	—	0.2	—	0.1
Net Impairment Losses Recognized in Earnings	(2.2)	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(4.5)	(14.3)
Total Revenues	1,094.7	1,195.5	741.9	693.0	697.3	690.3	684.4	651.4	3,725.1	2,723.4
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	772.8	757.3	499.5	436.9	472.5	440.1	447.4	477.4	2,466.5	1,837.4
Insurance Expenses	273.2	296.0	171.2	160.1	159.1	163.7	163.5	158.0	900.5	644.3
Interest and Other Expenses	42.6	61.7	25.7	29.0	21.5	18.2	21.4	19.5	159.0	80.6
Total Expenses	1,088.6	1,115.0	696.4	626.0	653.1	622.0	632.3	654.9	3,526.0	2,562.3
Income (Loss) from Continuing Operations before Income Taxes	6.1	80.5	45.5	67.0	44.2	68.3	52.1	(3.5)	199.1	161.1
Income Tax Benefit (Expense)	(1.1)	11.8	(8.0)	(13.4)	(8.3)	(20.5)	(15.5)	3.1	(10.7)	(41.2)
Income (Loss) from Continuing Operations	5.0	92.3	37.5	53.6	35.9	47.8	36.6	(0.4)	188.4	119.9
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	2.1	(0.2)	0.1	0.3	1.5	(0.1)	—	0.1	2.3	1.5
Income Tax Expense	(0.6)	0.1	—	(0.1)	(0.5)	—	—	—	(0.6)	(0.5)
Income (Loss) from Discontinued Operations	1.5	(0.1)	0.1	0.2	1.0	(0.1)	—	0.1	1.7	1.0
Net Income (Loss)	$6.5	$92.2	$37.6	$53.8	$36.9	$47.7	$36.6	$(0.3)	$190.1	$120.9
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.08	$1.42	$0.73	$1.03	$0.69	$0.92	$0.71	$(0.01)	$3.22	$2.32
Diluted	$0.08	$1.40	$0.73	$1.02	$0.69	$0.92	$0.71	$(0.01)	$3.19	$2.31
Net Income (Loss) Per Unrestricted Share:
Basic	$0.10	$1.42	$0.73	$1.03	$0.71	$0.92	$0.71	$(0.01)	$3.25	$2.34
Diluted	$0.10	$1.40	$0.73	$1.02	$0.71	$0.92	$0.71	$(0.01)	$3.22	$2.33
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.96	$0.96
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.748	64.580	51.550	51.503	51.456	51.367	51.286	51.273	58.149	51.346

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Assets:
Investments:
Fixed Maturities at Fair Value	$6,424.2	$6,108.6	$5,260.3	$5,301.2	$5,382.7	$5,242.8	$5,263.9	$5,240.3
Equity Securities at Fair Value	684.4	815.8	514.9	568.2	526.0	512.1	500.0	497.4
Equity Securities at Modified Cost	41.5	50.9	54.1	59.3	—	—	—	—
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	187.0	170.0	170.9	168.8	161.0	160.1	152.8	157.4
Convertible Securities at Fair Value	31.5	—	—	—	—	—	—	—
Fair Value Option Investments	—	—	—	—	77.5	77.1	77.0	90.5
Short-term Investments at Cost which Approximates Fair Value	286.1	688.5	169.0	188.8	235.5	239.0	129.9	244.6
Other Investments	414.8	412.8	411.7	413.0	422.2	420.0	430.0	437.7
Total Investments	8,069.5	8,246.6	6,580.9	6,699.3	6,804.9	6,651.1	6,553.6	6,667.9
Cash	75.1	92.8	649.9	115.4	45.7	137.6	160.9	120.0
Receivables from Policyholders	1,007.1	1,029.9	407.5	386.0	366.0	374.8	353.7	347.9
Other Receivables	245.4	243.1	189.2	187.9	194.3	182.4	190.1	206.1
Deferred Policy Acquisition Costs	470.0	447.4	388.9	378.0	365.3	361.7	348.5	339.9
Goodwill	1,112.4	1,091.2	323.0	323.0	323.0	323.0	323.0	323.0
Current Income Tax Assets	38.9	58.1	0.9	—	6.1	0.9	7.4	10.1
Deferred Income Tax Assets	—	—	10.6	—	—	—	5.4	26.4
Other Assets	526.5	563.5	289.6	281.4	270.9	269.5	268.8	265.5
Total Assets	$11,544.9	$11,772.6	$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,558.7	$3,551.4	$3,543.5	$3,534.3	$3,521.0	$3,509.8	$3,499.7	$3,489.0
Property and Casualty	1,874.9	1,819.1	1,059.7	1,005.1	1,016.8	968.5	967.0	984.4
Total Insurance Reserves	5,433.6	5,370.5	4,603.2	4,539.4	4,537.8	4,478.3	4,466.7	4,473.4
Unearned Premiums	1,424.3	1,470.9	723.8	690.2	653.9	672.0	650.5	640.1
Current Income Tax Liabilities	—	—	—	0.2	—	—	—	—
Deferred Income Tax Liabilities	26.2	40.4	—	1.1	14.8	11.9	—	—
Liability for Unrecognized Tax Benefits	4.4	4.5	9.2	8.1	8.1	6.8	7.0	6.9
Long-term Debt, Current and Non-current, at Amortized Cost	909.0	1,123.7	951.8	592.3	592.3	592.2	592.1	751.8
Accrued Expenses and Other Liabilities	697.3	698.8	506.8	475.9	453.7	457.4	461.7	451.0
Total Liabilities	8,494.8	8,708.8	6,794.8	6,307.2	6,260.6	6,218.6	6,178.0	6,323.2
Shareholders’ Equity:
Common Stock	6.5	6.5	5.2	5.1	5.1	5.1	5.1	5.1
Paid-in Capital	1,666.3	1,661.3	681.5	676.9	673.1	672.1	666.9	663.7
Retained Earnings	1,355.5	1,365.1	1,289.4	1,264.9	1,243.0	1,218.8	1,184.8	1,160.7
Accumulated Other Comprehensive Income	21.8	30.9	69.6	116.9	194.4	186.4	176.6	154.1
Total Shareholders’ Equity	3,050.1	3,063.8	2,045.7	2,063.8	2,115.6	2,082.4	2,033.4	1,983.6
Total Liabilities and Shareholders’ Equity	$11,544.9	$11,772.6	$8,840.5	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2018	Dec 31, 2017
Operating Activities:
Net Income	$190.1	$120.9
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	156.3	5.1
Equity in Earnings of Equity Method Limited Liability Investments	(11.0)	(24.8)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	13.9	19.6
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	—	(1.3)
Decrease (Increase) in Value of Equity Securities at Fair Value	64.4	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	7.7	16.7
Net Realized Gains on Sales of Investments	(26.4)	(56.5)
Net Impairment Losses Recognized in Earnings	4.5	14.3
Depreciation of Property and Equipment	15.6	13.1
Increase in Receivables	(80.7)	(29.2)
Increase in Deferred Policy Acquisition Costs	(104.6)	(33.3)
Increase in Insurance Reserves	183.2	131.1
Increase in Unearned Premiums	54.7	35.2
Change in Income Taxes	13.1	28.9
Change in Accrued Expenses and Other Liabilities	49.9	2.9
Other, Net	9.3	(2.1)
Net Cash Provided by Operating Activities (Carryforward to page 7)	540.0	240.6

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2018	Dec 31, 2017
Net Cash Provided by Operating Activities (Carryforward from page 6)	540.0	240.6
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	1,819.1	528.2
Purchases of Fixed Maturities	(1,589.0)	(710.1)
Sales of Equity Securities	351.9	342.0
Purchases of Equity Securities	(478.5)	(342.7)
Return of Investment of Equity Method Limited Liability Investments	14.1	48.1
Acquisitions of Equity Method Limited Liability Investments	(43.1)	(27.9)
Sales of Fair Value Option Investments	—	42.2
Purchases of Fair Value Option Investments	—	(7.0)
Decrease (Increase) in Short-term Investments	52.7	39.4
Improvements of Investment Real Estate	(1.5)	(1.5)
Sales of Investment Real Estate	—	26.7
Acquisition of Business, Net of Cash Acquired	(560.6)	—
Increase in Other Investments	(2.0)	(4.5)
Acquisition of Software	(65.3)	(35.5)
Other, Net	4.6	(2.8)
Net Cash Provided (Used) by Investing Activities	(497.6)	(105.4)
Financing Activities:
Net Proceeds from Issuances of Long-term Debt	248.6	200.2
Repayments of Long-term Debt	(215.0)	(360.0)
Dividends and Dividend Equivalents Paid	(56.4)	(49.5)
Proceeds from Advances from FHLB	10.0	—
Cash Exercise of Stock Options	0.9	4.0
Other, Net	(1.1)	0.1
Net Cash Used by Financing Activities	(13.0)	(205.2)
Increase (Decrease) in Cash	29.4	(70.0)
Cash, Beginning of Year	45.7	115.7
Cash, End of Period	$75.1	$45.7

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Book Value Per Share
Numerator
Shareholders’ Equity	$3,050.1	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Goodwill	(1,112.4)	(1,091.2)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$1,937.7	$1,972.6	$1,722.7	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Shareholders’ Equity	$3,050.1	$3,063.8	$2,045.7	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Net Unrealized Gains on Fixed Maturities	(110.4)	(107.6)	(145.6)	(190.5)	(285.3)	(237.1)	(231.4)	(198.2)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$2,939.7	$2,956.2	$1,900.1	$1,873.3	$1,830.3	$1,845.3	$1,802.0	$1,785.4
Denominator
Common Shares Issued and Outstanding	64.757	64.738	51.559	51.533	51.462	51.448	51.294	51.295
Book Value Per Share	$47.10	$47.33	$39.68	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill	$29.92	$30.47	$33.41	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Unrealized on Fixed Maturities	$45.40	$45.66	$36.85	$36.35	$35.57	$35.87	$35.13	$34.81
Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$190.1	$220.5	$176.0	$175.0	$120.9	$115.2	$51.2	$18.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,467.8	$2,274.3	$2,068.2	$2,055.8	$2,038.0	$2,029.6	$2,034.2	$2,035.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	7.7%	9.7%	8.5%	8.5%	5.9%	5.7%	2.5%	0.9%
Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$2,299.9	$2,081.0	$1,850.2	$1,827.3	$1,811.5	$1,796.3	$1,782.9	$1,780.1
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)	8.3%	10.6%	9.5%	9.6%	6.7%	6.4%	2.9%	1.0%
Debt and Total Capitalization
Debt	$909.0	$1,123.7	$951.8	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	3,050.1	3,063.8	2,045.7	2,063.8	2,115.6	2,082.4	2,033.4	1,983.6
Total Capitalization	$3,959.1	$4,187.5	$2,997.5	$2,656.1	$2,707.9	$2,674.6	$2,625.5	$2,735.4
Ratio of Debt to Shareholders’ Equity	29.8%	36.7%	46.5%	28.7%	28.0%	28.4%	29.1%	37.9%
Ratio of Debt to Total Capitalization	23.0%	26.8%	31.8%	22.3%	21.9%	22.1%	22.6%	27.5%
Parent Company Liquidity
Kemper Holding Company Cash and Investments	$100.6	$91.3	$708.6	$184.4	$197.3	$188.2	$188.4	$288.2
Borrowings Available Under Credit Agreement	300.0	300.0	300.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$400.6	$391.3	$1,008.6	$409.4	$422.3	$413.2	$413.4	$513.2
Capital Returned to Shareholders
Cash Dividends Paid	15.6	15.6	12.4	12.5	12.4	12.4	12.4	12.3
Total Capital Returned to Shareholders	$15.6	$15.6	$12.4	$12.5	$12.4	$12.4	$12.4	$12.3

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Kemper Corporation:
6.00% Senior Notes due May 15, 2017	$—	$—	$—	$—	$—	$—	$—	$359.9
Term Loan due June 29, 2020	34.9	249.4	249.4	—	—	—	—	—
5.0% Senior Notes due September 19, 2022	281.5	281.7	—	—	—	—	—	—
4.35% Senior Notes due February 15, 2025	448.4	448.4	448.2	448.1	448.1	448.1	448.0	247.8
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.2	144.2	144.2	144.2	144.2	144.1	144.1	144.1
Debt Outstanding	$909.0	$1,123.7	$841.8	$592.3	$592.3	$592.2	$592.1	$751.8

Subsidiary Debt:
Federal Home Loan Bank of Dallas	$—	$—	$55.0	$—	$—	$—	$—	$—
Federal Home Loan Bank of Chicago	10.0	10.0	65.0	10.0	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Property and Casualty	A-	A3	A-	NR
NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Revenues:
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	$115.2	$111.4	$108.7	$104.9	$106.5	$106.5	$105.5	$104.3	$440.2	$422.8
Homeowners	63.6	62.5	62.2	61.8	65.2	66.7	66.6	66.3	250.1	264.8
Other Personal	10.0	10.1	10.2	10.1	10.5	10.7	10.8	10.7	40.4	42.7
Total Preferred Property & Casualty Insurance Earned Premium	188.8	184.0	181.1	176.8	182.2	183.9	182.9	181.3	730.7	730.3
Net Investment Income	14.0	20.1	14.0	13.7	13.0	17.7	12.5	15.7	61.8	58.9
Total Preferred Property & Casualty Insurance Revenues	202.8	204.1	195.1	190.5	195.2	201.6	195.4	197.0	792.5	789.2
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	660.5	655.3	307.5	266.2	257.8	246.5	233.6	216.4	1,889.5	954.3
Commercial Automobile	57.3	55.9	12.5	12.2	12.9	13.1	12.7	12.7	137.9	51.4
Total Specialty Property & Casualty Insurance Earned Premium	717.8	711.2	320.0	278.4	270.7	259.6	246.3	229.1	2,027.4	1,005.7
Net Investment Income	22.6	20.7	10.2	9.9	9.4	10.9	8.8	10.1	63.4	39.2
Other Income	0.8	0.9	0.4	0.3	0.2	0.4	0.3	0.2	2.4	1.1
Total Specialty Property & Casualty Insurance Revenues	741.2	732.8	330.6	288.6	280.3	270.9	255.4	239.4	2,093.2	1,046.0
Life & Health Insurance:
Earned Premiums:
Life	94.1	95.2	95.4	93.7	94.1	94.5	95.4	95.7	378.4	379.7
Accident and Health	45.5	44.9	43.8	43.3	41.1	42.0	39.5	39.1	177.5	161.7
Property	17.4	17.6	17.8	17.6	17.8	18.2	18.4	18.2	70.4	72.6
Total Life & Health Insurance Earned Premiums	157.0	157.7	157.0	154.6	153.0	154.7	153.3	153.0	626.3	614.0
Net Investment Income	51.7	51.0	54.5	53.7	58.3	56.3	55.3	53.3	210.9	223.2
Other Income	1.1	1.2	0.9	0.8	0.7	0.7	0.6	0.6	4.0	2.6
Total Life & Health Insurance Revenues	209.8	209.9	212.4	209.1	212.0	211.7	209.2	206.9	841.2	839.8
Total Segment Revenues	1,153.8	1,146.8	738.1	688.2	687.5	684.2	660.0	643.3	3,726.9	2,675.0
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	(76.4)	11.0	0.4	0.7	—	—	—	—	(64.3)	—
Net Realized Gains on Sales of Investments	16.4	3.6	3.8	2.6	11.5	8.1	26.4	10.5	26.4	56.5
Net Impairment Losses Recognized in Earnings	(2.2)	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(4.5)	(14.3)
Other	3.1	35.9	(0.4)	2.0	2.1	0.9	0.6	2.6	40.6	6.2
Total Revenues	$1,094.7	$1,195.5	$741.9	$693.0	$697.3	$690.3	$684.4	$651.4	$3,725.1	$2,723.4

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Segment Operating Profit (Loss):
Preferred Property & Casualty Insurance	$6.6	$14.1	$(8.7)	$16.6	$(19.3)	$2.5	$(13.6)	$(47.7)	$28.6	$(78.1)
Specialty Property & Casualty Insurance	61.5	26.9	28.2	29.0	20.7	29.1	18.5	12.2	145.6	80.5
Life & Health Insurance	18.3	33.5	33.8	30.3	39.3	36.4	31.6	32.9	115.9	140.2
Total Segment Operating Profit (Loss)	86.4	74.5	53.3	75.9	40.7	68.0	36.5	(2.6)	290.1	142.6
Corporate and Other Operating Loss	(11.4)	21.4	(8.4)	(5.5)	(4.2)	(4.9)	(8.2)	(6.4)	(3.9)	(23.7)
Total Operating Profit (Loss)	75.0	95.9	44.9	70.4	36.5	63.1	28.3	(9.0)	286.2	118.9
Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(76.4)	11.0	0.4	0.7	—	—	—	—	(64.3)	—
Net Realized Gains on Sales of Investments	16.4	3.6	3.8	2.6	11.5	8.1	26.4	10.5	26.4	56.5
Net Impairment Losses Recognized in Earnings	(2.2)	(1.8)	—	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)	(4.5)	(14.3)
Acquisition Related Transaction Integration and Other Costs	(6.7)	(28.2)	(3.6)	(6.2)	—	—	—	—	(44.7)	—
Income (Loss) from Continuing Operations before Income Taxes	$6.1	$80.5	$45.5	$67.0	$44.2	$68.3	$52.1	$(3.5)	$199.1	$161.1
Segment Net Operating Income (Loss):
Preferred Property & Casualty Insurance	$6.0	$12.2	$(6.0)	$13.5	$(11.7)	$3.6	$(7.7)	$(29.6)	$25.7	$(45.4)
Specialty Property & Casualty Insurance	48.5	21.5	22.4	23.4	14.3	20.0	13.1	8.9	115.8	56.3
Life & Health Insurance	13.6	27.1	26.7	24.1	25.7	23.7	20.8	21.7	91.5	91.9
Total Segment Net Operating Income (Loss)	68.1	60.8	43.1	61.0	28.3	47.3	26.2	1.0	233.0	102.8
Corporate and Other Net Operating Income (Loss) From:
Effects of Tax Law Changes	0.4	26.0	—	—	7.4	—	—	—	26.4	7.4
Partial Satisfaction of Legal Judgment	—	28.2	—	—	—	—	—	—	28.2	—
Other	(8.6)	(10.5)	(6.6)	(3.5)	(4.7)	(2.9)	(5.2)	(4.9)	(29.2)	(17.7)
Corporate and Other Net Operating Income (Loss)	(8.2)	43.7	(6.6)	(3.5)	2.7	(2.9)	(5.2)	(4.9)	25.4	(10.3)
Adjusted Consolidated Net Operating Income (Loss)	59.9	104.5	36.5	57.5	31.0	44.4	21.0	(3.9)	258.4	92.5
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(60.4)	8.7	0.3	0.6	—	—	—	—	(50.8)	—
Net Realized Gains on Sales of Investments	13.0	2.8	3.0	2.1	7.4	5.3	17.2	6.8	20.9	36.7
Net Impairment Losses Recognized in Earnings	(1.8)	(1.4)	—	(0.4)	(2.5)	(1.9)	(1.6)	(3.3)	(3.6)	(9.3)
Acquisition Related Transaction, Integration and Other Costs	(5.7)	(22.3)	(2.3)	(6.2)	—	—	—	—	(36.5)	—
Income (Loss) from Continuing Operations	$5.0	$92.3	$37.5	$53.6	$35.9	$47.8	$36.6	$(0.4)	$188.4	$119.9

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Year Ended December 31, 2018
	Preferred Property & Casualty Insurance Segment		Specialty Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	45	$32.9	35	4.7	24	$4.0	45	$34.7
$5 - $10	3	21.3	—	—	—	—	4	27.6
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	1	33.1	—	—	—	—	1	33.7
Total	49	$87.3	35	$4.7	24	$4.0	50	$96.0

	Year Ended December 31, 2017
	Preferred Property & Casualty Insurance Segment		Specialty Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	39	$53.2	$32	$5.5	30	$5.9	39	$61.3
$5 - $10	2	14.4	—	—	—	—	1	5.3
$10 - $15	1	10.0	—	—	—	—	2	21.4
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	1	24.3	—	—	—	—	1	24.4
Greater Than $25	2	71.6	—	—	—	—	2	72.5
Total	45	$173.5	32	$5.5	30	$5.9	45	$184.9

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$184.7	$195.6	$198.0	$170.5	$172.9	$194.3	$189.9	$169.0	$748.8	$726.1

Earned Premiums	$188.8	$184.0	$181.1	$176.8	$182.2	$183.9	$182.9	$181.3	$730.7	$730.3
Net Investment Income	14.0	20.1	14.0	13.7	13.0	17.7	12.5	15.7	61.8	58.9
Total Revenues	202.8	204.1	195.1	190.5	195.2	201.6	195.4	197.0	792.5	789.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	120.8	116.6	107.8	114.2	112.4	116.3	115.0	116.6	459.4	460.3
Catastrophe Losses and LAE	21.4	18.3	40.3	7.3	51.6	28.1	31.7	62.1	87.3	173.5
Prior Years:
Non-catastrophe Losses and LAE	(3.0)	(1.9)	0.6	4.2	(0.2)	0.8	9.0	10.8	(0.1)	20.4
Catastrophe Losses and LAE	(0.8)	(0.2)	(1.8)	(5.4)	(0.6)	(1.0)	(2.0)	(1.1)	(8.2)	(4.7)
Total Incurred Losses and LAE	138.4	132.8	146.9	120.3	163.2	144.2	153.7	188.4	538.4	649.5
Insurance Expenses	57.8	57.2	56.9	53.6	51.3	54.9	55.3	56.3	225.5	217.8
Operating Profit (Loss)	6.6	14.1	(8.7)	16.6	(19.3)	2.5	(13.6)	(47.7)	28.6	(78.1)
Income Tax Benefit (Expense)	(0.6)	(1.9)	2.7	(3.1)	7.6	1.1	5.9	18.1	(2.9)	32.7
Segment Net Operating Income (Loss)	$6.0	$12.2	$(6.0)	$13.5	$(11.7)	$3.6	$(7.7)	$(29.6)	$25.7	$(45.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	64.0%	63.4%	59.5%	64.6%	61.7%	63.2%	62.9%	64.2%	62.9%	62.9%
Current Year Catastrophe Losses and LAE Ratio	11.3	9.9	22.3	4.1	28.3	15.3	17.3	34.3	11.9	23.8
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(1.0)	0.3	2.4	(0.1)	0.4	4.9	6.0	—	2.8
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(1.0)	(3.1)	(0.3)	(0.5)	(1.1)	(0.6)	(1.1)	(0.6)
Total Incurred Loss and LAE Ratio	73.3	72.2	81.1	68.0	89.6	78.4	84.0	103.9	73.7	88.9
Insurance Expense Ratio	30.6	31.1	31.4	30.3	28.2	29.9	30.2	31.1	30.9	29.8
Combined Ratio	103.9%	103.3%	112.5%	98.3%	117.8%	108.3%	114.2%	135.0%	104.6%	118.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	64.0%	63.4%	59.5%	64.6%	61.7%	63.2%	62.9%	64.2%	62.9%	62.9%
Insurance Expense Ratio	30.6	31.1	31.4	30.3	28.2	29.9	30.2	31.1	30.9	29.8
Underlying Combined Ratio	94.6%	94.5%	90.9%	94.9%	89.9%	93.1%	93.1%	95.3%	93.8%	92.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	103.9%	103.3%	112.5%	98.3%	117.8%	108.3%	114.2%	135.0%	104.6%	118.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	11.3	9.9	22.3	4.1	28.3	15.3	17.3	34.3	11.9	23.8
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(1.0)	0.3	2.4	(0.1)	0.4	4.9	6.0	—	2.8
Prior Years Catastrophe Losses and LAE Ratio	(0.4)	(0.1)	(1.0)	(3.1)	(0.3)	(0.5)	(1.1)	(0.6)	(1.1)	(0.6)
Underlying Combined Ratio	94.6%	94.5%	90.9%	94.9%	89.9%	93.1%	93.1%	95.3%	93.8%	92.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Insurance Reserves:
Preferred Automobile	$270.0	$272.3	$276.3	$278.8	$285.6	$281.6	$282.1	$278.5
Homeowners	147.9	139.4	137.2	124.6	139.7	111.8	110.7	133.6
Other Personal	35.0	32.6	34.8	35.3	36.6	37.1	39.4	36.1
Insurance Reserves	$452.9	$444.3	$448.3	$438.7	$461.9	$430.5	$432.2	$448.2
Insurance Reserves:
Loss Reserves:
Case	$312.5	$304.4	$307.7	$313.6	$336.2	$306.0	$315.0	$316.1
Incurred but Not Reported	110.0	109.0	109.6	95.5	95.3	93.4	85.7	98.6
Total Loss Reserves	422.5	413.4	417.3	409.1	431.5	399.4	400.7	414.7
LAE Reserves	30.4	30.9	31.0	29.6	30.4	31.1	31.5	33.5
Insurance Reserves	$452.9	$444.3	$448.3	$438.7	$461.9	$430.5	$432.2	$448.2

Kemper Corporation Preferred Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$115.7	$119.3	$120.9	$106.2	$103.0	$112.6	$108.7	$100.1	$462.1	$424.4

Earned Premiums	$115.2	$111.4	$108.7	$104.9	$106.5	$106.5	$105.5	$104.3	$440.2	$422.8
Net Investment Income	6.5	9.3	6.5	6.3	5.9	8.1	5.8	7.2	28.6	27.0
Total Revenues	121.7	120.7	115.2	111.2	112.4	114.6	111.3	111.5	468.8	449.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	85.6	74.9	74.7	73.6	81.1	74.2	76.8	76.9	308.8	309.0
Catastrophe Losses and LAE	0.4	2.3	3.9	0.6	(0.1)	2.8	3.9	4.7	7.2	11.3
Prior Years:
Non-catastrophe Losses and LAE	(2.2)	(2.6)	(1.4)	0.5	1.3	0.8	6.6	10.8	(5.7)	19.5
Catastrophe Losses and LAE	—	—	(0.1)	—	—	—	(0.2)	—	(0.1)	(0.2)
Total Incurred Losses and LAE	83.8	74.6	77.1	74.7	82.3	77.8	87.1	92.4	310.2	339.6
Insurance Expenses	34.9	34.0	32.1	31.7	29.9	31.5	32.0	32.2	132.7	125.6
Operating Profit (Loss)	3.0	12.1	6.0	4.8	0.2	5.3	(7.8)	(13.1)	25.9	(15.4)
Income Tax Benefit (Expense)	(0.3)	(2.0)	(1.0)	(0.8)	0.5	(3.5)	3.3	5.2	(4.1)	5.5
Total Product Line Net Operating Income (Loss)	$2.7	$10.1	$5.0	$4.0	$0.7	$1.8	$(4.5)	$(7.9)	$21.8	$(9.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.3%	67.2%	68.7%	70.1%	76.2%	69.7%	72.8%	73.7%	70.2%	73.0%
Current Year Catastrophe Losses and LAE Ratio	0.3	2.1	3.6	0.6	(0.1)	2.6	3.7	4.5	1.6	2.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.9)	(2.3)	(1.3)	0.5	1.2	0.8	6.3	10.4	(1.3)	4.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	(0.2)	—	—	—
Total Incurred Loss and LAE Ratio	72.7	67.0	70.9	71.2	77.3	73.1	82.6	88.6	70.5	80.3
Insurance Expense Ratio	30.3	30.5	29.5	30.2	28.1	29.6	30.3	30.9	30.1	29.7
Combined Ratio	103.0%	97.5%	100.4%	101.4%	105.4%	102.7%	112.9%	119.5%	100.6%	110.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.3%	67.2%	68.7%	70.1%	76.2%	69.7%	72.8%	73.7%	70.2%	73.0%
Insurance Expense Ratio	30.3	30.5	29.5	30.2	28.1	29.6	30.3	30.9	30.1	29.7
Underlying Combined Ratio	104.6%	97.7%	98.2%	100.3%	104.3%	99.3%	103.1%	104.6%	100.3%	102.7%
Non-GAAP Measure Reconciliation
Combined Ratio	103.0%	97.5%	100.4%	101.4%	105.4%	102.7%	112.9%	119.5%	100.6%	110.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.3	2.1	3.6	0.6	(0.1)	2.6	3.7	4.5	1.6	2.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.9)	(2.3)	(1.3)	0.5	1.2	0.8	6.3	10.4	(1.3)	4.6
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	—	—	—	(0.2)	—	—	—
Underlying Combined Ratio	104.6%	97.7%	98.2%	100.3%	104.3%	99.3%	103.1%	104.6%	100.3%	102.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$69.0	$76.3	$77.1	$64.3	$69.9	$81.7	$81.2	$68.9	$286.7	$301.7

Earned Premiums	$73.6	$72.6	$72.4	$71.9	$75.7	$77.4	$77.4	$77.0	$290.5	$307.5
Net Investment Income	7.5	10.8	7.5	7.4	7.1	9.6	6.7	8.5	33.2	31.9
Total Revenues	81.1	83.4	79.9	79.3	82.8	87.0	84.1	85.5	323.7	339.4
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	35.2	41.7	33.1	40.6	31.3	42.1	38.2	39.7	150.6	151.3
Catastrophe Losses and LAE	21.0	16.0	36.4	6.7	51.7	25.3	27.8	57.4	80.1	162.2
Prior Years:
Non-catastrophe Losses and LAE	(0.8)	0.7	2.0	3.7	(1.5)	—	2.4	—	5.6	0.9
Catastrophe Losses and LAE	(0.8)	(0.2)	(1.7)	(5.4)	(0.6)	(1.0)	(1.8)	(1.1)	(8.1)	(4.5)
Total Incurred Losses and LAE	54.6	58.2	69.8	45.6	80.9	66.4	66.6	96.0	228.2	309.9
Insurance Expenses	22.9	23.2	24.8	21.9	21.4	23.4	23.3	24.1	92.8	92.2
Operating Profit	3.6	2.0	(14.7)	11.8	(19.5)	(2.8)	(5.8)	(34.6)	2.7	(62.7)
Income Tax Expense	(0.3)	0.1	3.7	(2.3)	7.1	4.6	2.6	12.9	1.2	27.2
Total Product Line Net Operating Income (Loss)	$3.3	$2.1	$(11.0)	$9.5	$(12.4)	$1.8	$(3.2)	$(21.7)	$3.9	$(35.5)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	47.9%	57.5%	45.6%	56.5%	41.4%	54.4%	49.3%	51.6%	51.9%	49.3%
Current Year Catastrophe Losses and LAE Ratio	28.5	22.0	50.3	9.3	68.3	32.7	35.9	74.5	27.6	52.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.1)	1.0	2.8	5.1	(2.0)	—	3.1	—	1.9	0.3
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.3)	(2.3)	(7.5)	(0.8)	(1.3)	(2.3)	(1.4)	(2.8)	(1.5)
Total Incurred Loss and LAE Ratio	74.2	80.2	96.4	63.4	106.9	85.8	86.0	124.7	78.6	100.8
Insurance Expense Ratio	31.1	32.0	34.3	30.5	28.3	30.2	30.1	31.3	31.9	30.0
Combined Ratio	105.3%	112.2%	130.7%	93.9%	135.2%	116.0%	116.1%	156.0%	110.5%	130.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	47.9%	57.5%	45.6%	56.5%	41.4%	54.4%	49.3%	51.6%	51.9%	49.3%
Insurance Expense Ratio	31.1	32.0	34.3	30.5	28.3	30.2	30.1	31.3	31.9	30.0
Underlying Combined Ratio	79.0%	89.5%	79.9%	87.0%	69.7%	84.6%	79.4%	82.9%	83.8%	79.3%
Non-GAAP Measure Reconciliation
Combined Ratio	105.3%	112.2%	130.7%	93.9%	135.2%	116.0%	116.1%	156.0%	110.5%	130.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	28.5	22.0	50.3	9.3	68.3	32.7	35.9	74.5	27.6	52.7
Prior Years Non-catastrophe Losses and LAE Ratio	(1.1)	1.0	2.8	5.1	(2.0)	—	3.1	—	1.9	0.3
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.3)	(2.3)	(7.5)	(0.8)	(1.3)	(2.3)	(1.4)	(2.8)	(1.5)
Underlying Combined Ratio	79.0%	89.5%	79.9%	87.0%	69.7%	84.6%	79.4%	82.9%	83.8%	79.3%

1 Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$59.6	$66.0	$66.6	$55.1	$60.4	$70.8	$70.1	$59.2	$247.3	$260.5

Earned Premiums	$63.6	$62.5	$62.2	$61.8	$65.2	$66.7	$66.6	$66.3	$250.1	$264.8
Net Investment Income	6.7	9.3	6.5	6.3	6.1	8.1	6.0	7.1	28.8	27.3
Total Revenues	70.3	71.8	68.7	68.1	71.3	74.8	72.6	73.4	278.9	292.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	30.7	36.8	28.8	35.2	26.3	36.9	32.5	33.8	131.5	129.5
Catastrophe Losses and LAE	16.8	16.0	35.9	6.5	49.3	24.8	26.7	56.5	75.2	157.3
Prior Years:
Non-catastrophe Losses and LAE	0.3	1.8	2.7	5.6	1.6	0.9	1.5	0.7	10.4	4.7
Catastrophe Losses and LAE	(0.7)	(0.1)	(1.3)	(5.1)	(0.5)	(0.8)	(1.8)	(0.6)	(7.2)	(3.7)
Total Incurred Losses and LAE	47.1	54.5	66.1	42.2	76.7	61.8	58.9	90.4	209.9	287.8
Insurance Expenses	20.0	20.5	21.9	19.2	18.7	20.3	20.6	21.0	81.6	80.6
Operating Profit (Loss)	3.2	(3.2)	(19.3)	6.7	(24.1)	(7.3)	(6.9)	(38.0)	(12.6)	(76.3)
Income Tax Benefit (Expense)	(0.3)	1.4	4.4	(1.3)	8.7	10.5	3.0	13.9	4.2	36.1
Total Product Line Net Operating Income (Loss)	$2.9	$(1.8)	$(14.9)	$5.4	$(15.4)	$3.2	$(3.9)	$(24.1)	$(8.4)	$(40.2)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.3%	58.9%	46.4%	57.0%	40.3%	55.4%	48.7%	50.9%	52.5%	48.9%
Current Year Catastrophe Losses and LAE Ratio	26.4	25.6	57.7	10.5	75.6	37.2	40.1	85.2	30.1	59.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	2.9	4.3	9.1	2.5	1.3	2.3	1.1	4.2	1.8
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.2)	(2.1)	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)	(2.9)	(1.4)
Total Incurred Loss and LAE Ratio	74.1	87.2	106.3	68.3	117.6	92.7	88.4	136.3	83.9	108.7
Insurance Expense Ratio	31.4	32.8	35.2	31.1	28.7	30.4	30.9	31.7	32.6	30.4
Combined Ratio	105.5%	120.0%	141.5%	99.4%	146.3%	123.1%	119.3%	168.0%	116.5%	139.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.3%	58.9%	46.4%	57.0%	40.3%	55.4%	48.7%	50.9%	52.5%	48.9%
Insurance Expense Ratio	31.4	32.8	35.2	31.1	28.7	30.4	30.9	31.7	32.6	30.4
Underlying Combined Ratio	79.7%	91.7%	81.6%	88.1%	69.0%	85.8%	79.6%	82.6%	85.1%	79.3%
Non-GAAP Measure Reconciliation
Combined Ratio	105.5%	120.0%	141.5%	99.4%	146.3%	123.1%	119.3%	168.0%	116.5%	139.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	26.4	25.6	57.7	10.5	75.6	37.2	40.1	85.2	30.1	59.4
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	2.9	4.3	9.1	2.5	1.3	2.3	1.1	4.2	1.8
Prior Years Catastrophe Losses and LAE Ratio	(1.1)	(0.2)	(2.1)	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)	(2.9)	(1.4)
Underlying Combined Ratio	79.7%	91.7%	81.6%	88.1%	69.0%	85.8%	79.6%	82.6%	85.1%	79.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$9.4	$10.3	$10.5	$9.2	$9.5	$10.9	$11.1	$9.7	$39.4	$41.2

Earned Premiums	$10.0	$10.1	$10.2	$10.1	$10.5	$10.7	$10.8	$10.7	$40.4	$42.7
Net Investment Income	0.8	1.5	1.0	1.1	1.0	1.5	0.7	1.4	4.4	4.6
Total Revenues	10.8	11.6	11.2	11.2	11.5	12.2	11.5	12.1	44.8	47.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.5	4.9	4.3	5.4	5.0	5.2	5.7	5.9	19.1	21.8
Catastrophe Losses and LAE	4.2	—	0.5	0.2	2.4	0.5	1.1	0.9	4.9	4.9
Prior Years:
Non-catastrophe Losses and LAE	(1.1)	(1.1)	(0.7)	(1.9)	(3.1)	(0.9)	0.9	(0.7)	(4.8)	(3.8)
Catastrophe Losses and LAE	(0.1)	(0.1)	(0.4)	(0.3)	(0.1)	(0.2)	—	(0.5)	(0.9)	(0.8)
Total Incurred Losses and LAE	7.5	3.7	3.7	3.4	4.2	4.6	7.7	5.6	18.3	22.1
Insurance Expenses	2.9	2.7	2.9	2.7	2.7	3.1	2.7	3.1	11.2	11.6
Operating Profit	0.4	5.2	4.6	5.1	4.6	4.5	1.1	3.4	15.3	13.6
Income Tax Expense	—	(1.3)	(0.7)	(1.0)	(1.6)	(5.9)	(0.4)	(1.0)	(3.0)	(8.9)
Total Product Line Net Operating Income (Loss)	$0.4	$3.9	$3.9	$4.1	$3.0	$(1.4)	$0.7	$2.4	$12.3	$4.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	45.0%	48.5%	42.2%	53.5%	47.6%	48.6%	52.8%	55.1%	47.3%	51.1%
Current Year Catastrophe Losses and LAE Ratio	42.0	—	4.9	2.0	22.9	4.7	10.2	8.4	12.1	11.5
Prior Years Non-catastrophe Losses and LAE Ratio	(11.0)	(10.9)	(6.9)	(18.8)	(29.5)	(8.4)	8.3	(6.5)	(11.9)	(8.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(1.0)	(3.9)	(3.0)	(1.0)	(1.9)	—	(4.7)	(2.2)	(1.9)
Total Incurred Loss and LAE Ratio	75.0	36.6	36.3	33.7	40.0	43.0	71.3	52.3	45.3	51.8
Insurance Expense Ratio	29.0	26.7	28.4	26.7	25.7	29.0	25.0	29.0	27.7	27.2
Combined Ratio	104.0%	63.3%	64.7%	60.4%	65.7%	72.0%	96.3%	81.3%	73.0%	79.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	45.0%	48.5%	42.2%	53.5%	47.6%	48.6%	52.8%	55.1%	47.3%	51.1%
Insurance Expense Ratio	29.0	26.7	28.4	26.7	25.7	29.0	25.0	29.0	27.7	27.2
Underlying Combined Ratio	74.0%	75.2%	70.6%	80.2%	73.3%	77.6%	77.8%	84.1%	75.0%	78.3%
Non-GAAP Measure Reconciliation
Combined Ratio	104.0%	63.3%	64.7%	60.4%	65.7%	72.0%	96.3%	81.3%	73.0%	79.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	42.0	—	4.9	2.0	22.9	4.7	10.2	8.4	12.1	11.5
Prior Years Non-catastrophe Losses and LAE Ratio	(11.0)	(10.9)	(6.9)	(18.8)	(29.5)	(8.4)	8.3	(6.5)	(11.9)	(8.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.0)	(1.0)	(3.9)	(3.0)	(1.0)	(1.9)	—	(4.7)	(2.2)	(1.9)
Underlying Combined Ratio	74.0%	75.2%	70.6%	80.2%	73.3%	77.6%	77.8%	84.1%	75.0%	78.3%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$674.7	$735.4	$338.9	$318.4	$260.4	$272.4	$250.8	$259.9	$2,067.4	$1,043.5

Earned Premiums	$717.8	$711.2	$320.0	$278.4	$270.7	$259.6	$246.3	$229.1	$2,027.4	$1,005.7
Net Investment Income	22.6	20.7	10.2	9.9	9.4	10.9	8.8	10.1	63.4	39.2
Other Income	0.8	0.9	0.4	0.3	0.2	0.4	0.3	0.2	2.4	1.1
Total Revenues	741.2	732.8	330.6	288.6	280.3	270.9	255.4	239.4	2,093.2	1,046.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	530.3	527.6	247.2	212.3	214.6	196.8	193.8	186.0	1,517.4	791.2
Catastrophe Losses and LAE	1.0	1.4	2.1	0.2	(0.8)	1.7	2.8	1.8	4.7	5.5
Prior Years:
Non-catastrophe Losses and LAE	—	(1.6)	4.1	(0.5)	1.7	0.8	0.6	1.0	2.0	4.1
Catastrophe Losses and LAE	—	—	—	(0.3)	—	(0.2)	—	(0.1)	(0.3)	(0.3)
Total Incurred Losses and LAE	531.3	527.4	253.4	211.7	215.5	199.1	197.2	188.7	1,523.8	800.5
Insurance Expenses	148.0	176.8	49.0	47.9	44.1	42.7	39.7	38.5	421.7	165.0
Other Expenses	0.4	1.7	—	—	—	—	—	—	2.1	—
Operating Profit (Loss)	61.5	26.9	28.2	29.0	20.7	29.1	18.5	12.2	145.6	80.5
Income Tax Benefit (Expense)	(13.0)	(5.4)	(5.8)	(5.6)	(6.4)	(9.1)	(5.4)	(3.3)	(29.8)	(24.2)
Segment Net Operating Income	$48.5	$21.5	$22.4	$23.4	$14.3	$20.0	$13.1	$8.9	$115.8	$56.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.9%	74.2%	77.2%	76.2%	79.3%	75.8%	78.8%	81.2%	74.9%	78.7%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.2	0.7	0.1	(0.3)	0.7	1.1	0.8	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	(0.2)	1.3	(0.2)	0.6	0.3	0.2	0.4	0.1	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	—	(0.1)	—	—	—	—
Total Incurred Loss and LAE Ratio	74.0	74.2	79.2	76.0	79.6	76.7	80.1	82.4	75.2	79.6
Insurance Expense Ratio	20.6	24.9	15.3	17.2	16.3	16.4	16.1	16.8	20.8	16.4
Combined Ratio	94.6%	99.1%	94.5%	93.2%	95.9%	93.1%	96.2%	99.2%	96.0%	96.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.9%	74.2%	77.2%	76.2%	79.3%	75.8%	78.8%	81.2%	74.9%	78.7%
Insurance Expense Ratio	20.6	24.9	15.3	17.2	16.3	16.4	16.1	16.8	20.8	16.4
Underlying Combined Ratio	94.5%	99.1%	92.5%	93.4%	95.6%	92.2%	94.9%	98.0%	95.7%	95.1%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	94.6%	99.1%	94.5%	93.2%	95.9%	93.1%	96.2%	99.2%	96.0%	96.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.2	0.7	0.1	(0.3)	0.7	1.1	0.8	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	—	(0.2)	1.3	(0.2)	0.6	0.3	0.2	0.4	0.1	0.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	—	(0.1)	—	—	—	—
Underlying Combined Ratio	94.5%	99.1%	92.5%	93.4%	95.6%	92.2%	94.9%	98.0%	95.7%	95.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$618.5	$679.1	$325.4	$304.9	$249.8	$259.8	$237.5	$245.2	$1,927.9	$992.3

Earned Premiums	$660.5	$655.3	$307.5	$266.2	$257.8	$246.5	$233.6	$216.4	$1,889.5	$954.3
Net Investment Income	19.1	17.2	8.8	8.4	7.9	9.1	7.3	8.5	53.5	32.8
Other Income	0.7	0.9	0.3	0.3	0.2	0.3	0.3	0.2	2.2	1.0
Total Revenues	680.3	673.4	316.6	274.9	265.9	255.9	241.2	225.1	1,945.2	988.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	492.0	485.6	237.8	202.8	204.6	185.5	183.9	176.4	1,418.2	750.4
Catastrophe Losses and LAE	0.7	1.3	1.7	0.2	(0.8)	1.5	2.4	1.7	3.9	4.8
Prior Years:
Non-catastrophe Losses and LAE	2.4	(1.1)	4.2	0.2	2.8	2.1	(1.0)	(0.8)	5.7	3.1
Catastrophe Losses and LAE	—	—	—	(0.2)	—	(0.1)	—	(0.1)	(0.2)	(0.2)
Total Incurred Losses and LAE	495.1	485.8	243.7	203.0	206.6	189.0	185.3	177.2	1,427.6	758.1
Insurance Expenses	132.5	160.8	46.7	45.2	41.5	39.7	36.9	35.5	385.2	153.6
Other Expenses	0.4	1.6	—	—	—	—	—	—	2.0	—
Operating Profit (Loss)	52.3	25.2	26.2	26.7	17.8	27.2	19.0	12.4	130.4	76.4
Income Tax Benefit (Expense)	(10.9)	(4.8)	(5.4)	(5.2)	(5.5)	(8.5)	(5.7)	(3.5)	(26.3)	(23.2)
Total Product Line Net Operating Income (Loss)	$41.4	$20.4	$20.8	$21.5	$12.3	$18.7	$13.3	$8.9	$104.1	$53.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	74.1%	77.3%	76.2%	79.3%	75.2%	78.7%	81.5%	75.1%	78.6%
Current Year Catastrophe Losses and LAE Ratio	0.1	0.2	0.6	0.1	(0.3)	0.6	1.0	0.8	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	(0.2)	1.4	0.1	1.1	0.9	(0.4)	(0.4)	0.3	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	75.0	74.1	79.3	76.3	80.1	76.7	79.3	81.9	75.6	79.4
Insurance Expense Ratio	20.1	24.5	15.2	17.0	16.1	16.1	15.8	16.4	20.4	16.1
Combined Ratio	95.2%	98.6%	94.5%	93.3%	96.2%	92.8%	95.1%	98.3%	96.0%	95.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	74.1%	77.3%	76.2%	79.3%	75.2%	78.7%	81.5%	75.1%	78.6%
Insurance Expense Ratio	20.1	24.5	15.2	17.0	16.1	16.1	15.8	16.4	20.4	16.1
Underlying Combined Ratio	94.7%	98.6%	92.5%	93.2%	95.4%	91.3%	94.5%	97.9%	95.5%	94.7%
Non-GAAP Measure Reconciliation
Combined Ratio	95.2%	98.6%	94.5%	93.3%	96.2%	92.8%	95.1%	98.3%	96.0%	95.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.1	0.2	0.6	0.1	(0.3)	0.6	1.0	0.8	0.2	0.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	(0.2)	1.4	0.1	1.1	0.9	(0.4)	(0.4)	0.3	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.1)	—	—	—	—	—	—
Underlying Combined Ratio	94.7%	98.6%	92.5%	93.2%	95.4%	91.3%	94.5%	97.9%	95.5%	94.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Net Premiums Written	$56.2	$56.3	$13.5	$13.5	$10.6	$12.6	$13.3	$14.7	$139.5	$51.2

Earned Premiums	$57.3	$55.9	$12.5	$12.2	$12.9	$13.1	$12.7	$12.7	$137.9	$51.4
Net Investment Income	3.5	3.5	1.4	1.5	1.5	1.8	1.5	1.6	9.9	6.4
Other Income	0.1	—	0.1	—	—	0.1	—	—	0.2	0.1
Total Revenues	60.9	59.4	14.0	13.7	14.4	15.0	14.2	14.3	148.0	57.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	38.3	42.0	9.4	9.5	10.0	11.3	9.9	9.6	99.2	40.8
Catastrophe Losses and LAE	0.3	0.1	0.4	—	—	0.2	0.4	0.1	0.8	0.7
Prior Years:
Non-catastrophe Losses and LAE	(2.4)	(0.5)	(0.1)	(0.7)	(1.1)	(1.3)	1.6	1.8	(3.7)	1.0
Catastrophe Losses and LAE	—	—	—	(0.1)	—	(0.1)	—	—	(0.1)	(0.1)
Total Incurred Losses and LAE	36.2	41.6	9.7	8.7	8.9	10.1	11.9	11.5	96.2	42.4
Insurance Expenses	15.5	16.0	2.3	2.7	2.6	3.0	2.8	3.0	36.5	11.4
Other Expenses	—	0.1	—	—		—	—	—	0.1	—
Operating Profit (Loss)	9.2	1.7	2.0	2.3	2.9	1.9	(0.5)	(0.2)	15.2	4.1
Income Tax Benefit (Expense)	(2.1)	(0.6)	(0.4)	(0.4)	(0.9)	(0.6)	0.3	0.2	(3.5)	(1.0)
Total Product Line Net Operating Income (Loss)	$7.1	$1.1	$1.6	$1.9	$2.0	$1.3	$(0.2)	$—	$11.7	$3.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	66.9%	75.1%	75.2%	77.8%	77.5%	86.3%	78.0%	75.6%	72.0%	79.4%
Current Year Catastrophe Losses and LAE Ratio	0.5	0.2	3.2	—	—	1.5	3.1	0.8	0.6	1.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.2)	(0.9)	(0.8)	(5.7)	(8.5)	(9.9)	12.6	14.2	(2.7)	1.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.8)	—	(0.8)	—	—	(0.1)	(0.2)
Total Incurred Loss and LAE Ratio	63.2	74.4	77.6	71.3	69.0	77.1	93.7	90.6	69.8	82.5
Insurance Expense Ratio	27.1	28.6	18.4	22.1	20.2	22.9	22.0	23.6	26.5	22.2
Combined Ratio	90.3%	103.0%	96.0%	93.4%	89.2%	100.0%	115.7%	114.2%	96.3%	104.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	66.9%	75.1%	75.2%	77.8%	77.5%	86.3%	78.0%	75.6%	72.0%	79.4%
Insurance Expense Ratio	27.1	28.6	18.4	22.1	20.2	22.9	22.0	23.6	26.5	22.2
Underlying Combined Ratio	94.0%	103.7%	93.6%	99.9%	97.7%	109.2%	100.0%	99.2%	98.5%	101.6%
Non-GAAP Measure Reconciliation
Combined Ratio	90.3%	103.0%	96.0%	93.4%	89.2%	100.0%	115.7%	114.2%	96.3%	104.7%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.5	0.2	3.2	—	—	1.5	3.1	0.8	0.6	1.4
Prior Years Non-catastrophe Losses and LAE Ratio	(4.2)	(0.9)	(0.8)	(5.7)	(8.5)	(9.9)	12.6	14.2	(2.7)	1.9
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.8)	—	(0.8)	—	—	(0.1)	(0.2)
Underlying Combined Ratio	94.0%	103.7%	93.6%	99.9%	97.7%	109.2%	100.0%	99.2%	98.5%	101.6%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Earned Premiums	$157.0	$157.7	$157.0	$154.6	$153.0	$154.7	$153.3	$153.0	$626.3	$614.0
Net Investment Income	51.7	51.0	54.5	53.7	58.3	56.3	55.3	53.3	210.9	223.2
Other Income	1.1	1.2	0.9	0.8	0.7	0.7	0.6	0.6	4.0	2.6
Total Revenues	209.8	209.9	212.4	209.1	212.0	211.7	209.2	206.9	841.2	839.8
Policyholders’ Benefits and Incurred Losses and LAE	103.1	97.0	99.2	104.9	93.8	96.8	96.5	100.3	404.2	387.4
Insurance Expenses	88.4	79.4	79.4	73.9	78.9	78.5	81.1	73.7	321.1	312.2
Operating Profit	18.3	33.5	33.8	30.3	39.3	36.4	31.6	32.9	115.9	140.2
Income Tax Expense	(4.7)	(6.4)	(7.1)	(6.2)	(13.6)	(12.7)	(10.8)	(11.2)	(24.4)	(48.3)
Segment Net Operating Income	$13.6	$27.1	$26.7	$24.1	$25.7	$23.7	$20.8	$21.7	$91.5	$91.9

	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
Insurance Reserves:
Future Policyholder Benefits	$3,400.4	$3,389.4	$3,379.8	$3,366.7	$3,357.5	$3,345.7
Incurred Losses and LAE Reserves:
Life	130.5	134.3	137.7	142.4	140.0	141.6
Accident and Health	27.8	27.7	26.0	25.2	23.5	22.5
Property	4.4	4.5	3.8	4.1	4.1	7.3
Total Incurred Losses and LAE Reserves	162.7	166.5	167.5	171.7	167.6	171.4
Insurance Reserves	$3,563.1	$3,555.9	$3,547.3	$3,538.4	$3,525.1	$3,517.1

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Earned Premiums	$94.1	$95.2	$95.4	$93.7	$94.1	$94.5	$95.4	$95.7	$378.4	$379.7
Net Investment Income	49.6	48.9	52.4	51.7	56.5	54.5	53.3	51.7	202.6	216.0
Other Income	1.0	0.9	0.9	0.7	0.7	0.6	0.6	0.5	3.5	2.4
Total Revenues	144.7	145.0	148.7	146.1	151.3	149.6	149.3	147.9	584.5	598.1
Policyholders’ Benefits and Incurred Losses and LAE	69.9	66.7	69.4	73.4	66.8	66.4	68.8	72.1	279.4	274.1
Insurance Expenses	57.3	51.8	51.2	47.4	51.7	53.0	54.8	48.4	207.7	207.9
Operating Profit	17.5	26.5	28.1	25.3	32.8	30.2	25.7	27.4	97.4	116.1
Income Tax Expense	(5.1)	(4.5)	(6.0)	(5.1)	(11.3)	(10.5)	(8.8)	(9.3)	(20.7)	(39.9)
Total Product Line Operating Income	$12.4	$22.0	$22.1	$20.2	$21.5	$19.7	$16.9	$18.1	$76.7	$76.2

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Earned Premiums	$45.5	$44.9	$43.8	$43.3	$41.1	$42.0	$39.5	$39.1	$177.5	$161.7
Net Investment Income	1.5	1.5	1.6	1.5	1.2	1.3	1.4	1.3	6.1	5.2
Other Income	0.1	0.3	—	0.1	—	0.1	—	0.1	0.5	0.2
Total Revenues	47.1	46.7	45.4	44.9	42.3	43.4	40.9	40.5	184.1	167.1
Policyholders’ Benefits and Incurred Losses and LAE	26.1	23.5	24.1	25.2	22.8	22.9	21.8	21.2	98.9	88.7
Insurance Expenses	23.3	19.7	19.7	19.5	19.2	17.6	17.6	17.3	82.2	71.7
Operating Profit	(2.3)	3.5	1.6	0.2	0.3	2.9	1.5	2.0	3.0	6.7
Income Tax Expense	0.8	(1.0)	(0.3)	(0.1)	(0.1)	(1.2)	(0.5)	(0.7)	(0.6)	(2.5)
Total Product Line Net Operating Income	$(1.5)	$2.5	$1.3	$0.1	$0.2	$1.7	$1.0	$1.3	$2.4	$4.2

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Results of Operations
Earned Premiums	$17.4	$17.6	$17.8	$17.6	$17.8	$18.2	$18.4	$18.2	$70.4	$72.6
Net Investment Income	0.6	0.6	0.5	0.5	0.6	0.5	0.6	0.3	2.2	2.0
Total Revenues	18.0	18.2	18.3	18.1	18.4	18.7	19.0	18.5	72.6	74.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.0	5.9	4.5	5.1	4.4	3.9	4.8	4.7	20.5	17.8
Catastrophe Losses and LAE	2.3	0.4	1.1	0.2	—	3.3	0.8	1.8	4.0	5.9
Prior Years:
Non-catastrophe Losses and LAE	(0.3)	0.6	0.1	0.9	—	0.1	0.1	0.2	1.3	0.4
Catastrophe Losses and LAE	0.1	(0.1)	—	0.1	(0.2)	0.2	0.2	0.3	0.1	0.5
Total Incurred Losses and LAE	7.1	6.8	5.7	6.3	4.2	7.5	5.9	7.0	25.9	24.6
Insurance Expenses	7.8	7.9	8.5	7.0	8.0	7.9	8.7	8.0	31.2	32.6
Operating Profit	3.1	3.5	4.1	4.8	6.2	3.3	4.4	3.5	15.5	17.4
Income Tax Expense	(0.4)	(0.9)	(0.8)	(1.0)	(2.2)	(1.0)	(1.5)	(1.2)	(3.1)	(5.9)
Total Product Line Net Operating Income	$2.7	$2.6	$3.3	$3.8	$4.0	$2.3	$2.9	$2.3	$12.4	$11.5
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	28.7%	33.5%	25.2%	29.0%	24.7%	21.5%	26.2%	25.9%	29.2%	24.5%
Current Year Catastrophe Losses and LAE Ratio	13.2	2.3	6.2	1.1	—	18.1	4.3	9.9	5.7	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	3.4	0.6	5.1	—	0.5	0.5	1.1	1.8	0.6
Prior Years Catastrophe Losses and LAE Ratio	0.6	(0.6)	—	0.6	(1.1)	1.1	1.1	1.6	0.1	0.7
Total Incurred Loss and LAE Ratio	40.8	38.6	32.0	35.8	23.6	41.2	32.1	38.5	36.8	33.9
Insurance Expense Ratio	44.8	44.9	47.8	39.8	44.9	43.4	47.3	44.0	44.3	44.9
Combined Ratio	85.6%	83.5%	79.8%	75.6%	68.5%	84.6%	79.4%	82.5%	81.1%	78.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	28.7%	33.5%	25.2%	29.0%	24.7%	21.5%	26.2%	25.9%	29.2%	24.5%
Insurance Expense Ratio	44.8	44.9	47.8	39.8	44.9	43.4	47.3	44.0	44.3	44.9
Underlying Combined Ratio	73.5%	78.4%	73.0%	68.8%	69.6%	64.9%	73.5%	69.9%	73.5%	69.4%
Non-GAAP Measure Reconciliation
Combined Ratio	85.6%	83.5%	79.8%	75.6%	68.5%	84.6%	79.4%	82.5%	81.1%	78.8%
Less:
Current Year Catastrophe Losses and LAE Ratio	13.2	2.3	6.2	1.1	—	18.1	4.3	9.9	5.7	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	(1.7)	3.4	0.6	5.1	—	0.5	0.5	1.1	1.8	0.6
Prior Years Catastrophe Losses and LAE Ratio	0.6	(0.6)	—	0.6	(1.1)	1.1	1.1	1.6	0.1	0.7
Underlying Combined Ratio	73.5%	78.4%	73.0%	68.8%	69.6%	64.9%	73.5%	69.9%	73.5%	69.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Insurance Expenses:
Commissions	$158.7	$166.6	$123.1	$110.3	$105.1	$109.6	$109.0	$101.9	$558.7	$425.6
General Expenses	116.3	164.0	42.9	45.7	46.0	50.2	48.3	49.6	368.9	194.1
Taxes, Licenses and Fees	19.8	22.8	16.1	14.5	12.4	13.8	13.4	13.2	73.2	52.8
Total Costs Incurred	294.8	353.4	182.1	170.5	163.5	173.6	170.7	164.7	1,000.8	672.5
Policy Acquisition Costs:
Deferred	(122.8)	(156.1)	(106.1)	(96.5)	(89.3)	(91.6)	(87.2)	(83.5)	(481.5)	(351.6)
Amortized	99.4	98.2	93.7	85.8	83.7	80.4	78.6	75.6	377.1	318.3
Net Policy Acquisition Costs Deferred	(23.4)	(57.9)	(12.4)	(10.7)	(5.6)	(11.2)	(8.6)	(7.9)	(104.4)	(33.3)
Amortization of Insurance in Force	1.8	0.5	1.5	0.3	1.2	1.3	1.4	1.2	4.1	5.1
Insurance Expenses	273.2	296.0	171.2	160.1	159.1	163.7	163.5	158.0	900.5	644.3
Interest and Other Expenses:
Interest Expense	14.1	13.4	8.0	7.9	8.0	7.8	8.3	10.8	43.4	34.9
Other Expenses:
Loss on Cash Flow Hedge	—	(0.2)	—	0.2	—	—	1.1	—	—	1.1
Acquisition Related Transaction, Integration and Other Costs	6.7	28.2	3.6	6.2	—	—	—	—	44.7	—
Other	21.8	20.3	14.1	14.7	13.5	10.4	12.0	8.7	70.9	44.6
Other Expenses	28.5	48.3	17.7	21.1	13.5	10.4	13.1	8.7	115.6	45.7
Interest and Other Expenses	42.6	61.7	25.7	29.0	21.5	18.2	21.4	19.5	159.0	80.6
Total Expenses	$315.8	$357.7	$196.9	$189.1	$180.6	$181.9	$184.9	$177.5	$1,059.5	$724.9

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Net Investment Income
Interest on Fixed Income Securities	$71.5	$70.6	$64.4	$62.4	$62.6	$61.8	$62.1	$60.1	$268.9	$246.6
Dividends on Equity Securities Excluding Alternative Investments	6.6	2.5	2.6	1.9	2.3	2.6	2.3	2.1	13.6	9.3
Alternative Investments:
Equity Method Limited Liability Investments	2.9	(0.4)	1.4	7.1	2.9	11.1	4.0	6.8	11.0	24.8
Fair Value Option Investments	—	—	—	—	0.3	0.5	(0.6)	1.1	—	1.3
Limited Liability Investments Included in Equity Securities	3.6	13.7	5.2	3.9	9.9	5.9	5.4	7.4	26.4	28.6
Total Alternative Investments	6.5	13.3	6.6	11.0	13.1	17.5	8.8	15.3	37.4	54.7
Short-term Investments	2.7	2.3	1.2	0.8	0.6	0.5	0.2	0.3	7.0	1.6
Real Estate	2.4	2.4	2.4	2.4	2.4	2.6	2.8	2.9	9.6	10.7
Loans to Policyholders	6.0	5.5	5.5	5.5	5.9	4.9	5.3	5.5	22.5	21.6
Other	0.3	0.2	0.4	—	0.3	0.1	0.1	—	0.9	0.5
Total Investment Income	96.0	96.8	83.1	84.0	87.2	90.0	81.6	86.2	359.9	345.0
Investment Expenses:
Real Estate	2.2	2.6	2.6	2.3	2.8	2.6	2.5	2.6	9.7	10.5
Other Investment Expenses	2.5	2.2	2.1	2.5	1.8	1.5	2.0	2.0	9.3	7.3
Total Investment Expenses	4.7	4.8	4.7	4.8	4.6	4.1	4.5	4.6	19.0	17.8
Net Investment Income	$91.3	$92.0	$78.4	$79.2	$82.6	$85.9	$77.1	$81.6	$340.9	$327.2
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$14.1	$5.9	$1.2	$4.1	$1.1	$2.4	$3.5	$1.4	$25.3	$8.4
Losses on Sales	(4.6)	(2.5)	(1.9)	(2.1)	(0.5)	—	(0.2)	(0.2)	(11.1)	(0.9)
Equity Securities:
Gains on Sales	6.9	0.2	4.6	0.6	10.9	3.9	18.3	8.9	12.3	42.0
Real Estate:
Gains on Sales	—	—	—	—	—	1.6	4.7	0.1	—	6.4
Other Investments:
Gains on Sales	—	—	—	—	0.1	—	—	—	—	0.1
Losses on Sales	—	—	(0.1)	—	—	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	—	—	—	—	(0.1)	0.2	0.2	0.3	—	0.6
Net Realized Gains on Sales of Investments	$16.4	$3.6	$3.8	$2.6	$11.5	$8.1	$26.4	$10.5	$26.4	$56.5
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.5)	$(0.2)	$—	$(0.3)	$(2.3)	$(2.9)	$(2.2)	$(4.7)	$(2.0)	$(12.1)
Equity Securities	(0.7)	(1.6)	—	(0.2)	(1.5)	—	(0.4)	(0.3)	(2.5)	(2.2)
Net Impairment Losses Recognized in Earnings	$(2.2)	$(1.8)	$—	$(0.5)	$(3.8)	$(2.9)	$(2.6)	$(5.0)	$(4.5)	$(14.3)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$865.7	10.7%	$556.1	8.2%	$336.3	5.1%
States and Political Subdivisions	1,619.1	20.1	1,701.8	25.0	1,714.9	26.0
Foreign Governments	5.9	0.1	3.2	—	3.4	0.1
Corporate Securities:
Bonds and Notes	3,393.8	42.1	2,980.6	43.8	2,944.8	44.6
Redeemable Preferred Stocks	—	—	0.1	—	0.6	—
Collaterized Loan Obligations	524.0	6.5	139.8	2.1	122.8	1.9
Other Mortgage- and Asset-backed	15.7	0.2	1.1	—	2.1	—
Total Fixed Maturities Reported at Fair Value	6,424.2	79.6	5,382.7	79.1	5,124.9	77.7
Equity Securities Reported at Fair Value:
Preferred Stocks	54.2	0.7	78.8	1.2	82.5	1.2
Common Stocks	10.9	0.1	24.8	0.4	45.2	0.7
Other Equity Interests:
Exchange Traded Funds	427.3	5.3	219.5	3.2	151.1	2.3
Limited Liability Companies and Limited Partnerships	192.0	2.4	202.9	3.0	202.9	3.1
Total Equity Securities Reported at Fair Value	684.4	8.5	526.0	7.7	481.7	7.3
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.2	0.1	—	—	—	—
Common Stocks	8.8	0.1	—	—	—	—
Limited Liability Companies and Limited Partnerships	23.5	0.3	—	—	—	—
Total Equity Securities Reported at Modified Cost	41.5	0.5	—	—	—	—
Convertible Securities at Fair Value	31.5	0.4	—	—	—	—
Equity Method Limited Liability Investments	187.0	2.3	161.0	2.4	175.9	2.7
Fair Value Option Investments	—	—	77.5	1.1	111.4	1.7
Short-term Investments at Cost which Approximates Fair Value	286.1	3.5	235.5	3.5	273.7	4.1
Other Investments:
Loans to Policyholders at Unpaid Principal	300.6	3.7	298.6	4.4	294.2	4.5
Real Estate at Depreciated Cost	114.2	1.4	116.8	1.7	140.2	2.1
Trading Securities at Fair Value	—	—	6.7	0.1	5.3	0.1
Other	—	—	0.1	—	0.2	—
Total Other Investments	414.8	5.1	422.2	6.2	439.9	6.7
Total Investments	$8,069.5	100.0%	$6,804.9	100.0%	$6,607.5	100.0%

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,156.6	64.7%	$3,481.8	64.7%	$3,280.4	64.0%
BBB	1,752.6	27.3	1,335.2	24.8	1,338.2	26.1
BB, B	333.7	5.2	357.2	6.6	321.6	6.3
CCC or Lower	181.3	2.8	208.5	3.9	184.7	3.6
Total Investments in Fixed Maturities	$6,424.2	100.0%	$5,382.7	100.0%	$5,124.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.2		6.2		6.3

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2018		Dec 31, 2017		Dec 31, 2016
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,270.0	15.7%	$1,168.8	17.2%	$1,227.8	18.6%
Finance, Insurance and Real Estate	1,269.3	15.7	780.2	11.5	742.6	11.2
Services	516.4	6.4	453.3	6.7	391.6	5.9
Transportation, Communication and Utilities	449.0	5.6	353.7	5.2	364.1	5.5
Mining	158.6	2.0	163.5	2.4	157.2	2.4
Retail Trade	164.8	2.0	102.6	1.5	101.9	1.5
Wholesale Trade	78.4	1.0	81.3	1.2	69.2	1.0
Agriculture, Forestry and Fishing	13.7	0.2	14.5	0.2	14.4	0.2
Other	13.3	0.2	3.7	0.1	1.5	—
Total Fair Value of Non-governmental Fixed Maturities	$3,933.5	48.8%	$3,121.6	46.0%	$3,070.3	46.3%

	Dec 31, 2018
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$132.9	1.6%
Georgia	89.1	1.1
Michigan	81.7	1.0
Colorado	80.8	1.0
Louisiana	71.7	0.9
Virginia	62.9	0.8
California	62.1	0.8
Washington	58.1	0.7
Equity Securities at Fair Value—Other Equity Interests:
Vanguard World Stock ETF	77.6	1.0
iShares® Core MSCI Total International Stock ETF	68.9	0.9
Total	$785.8	9.8%

[1]	Excluding Investments in U.S. Government and Government Agencies and Authorities at December 31, 2018.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Dec 31, 2018
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$30.2	$17.2	$85.5	$132.9	8.2%	1.6%
Georgia	55.4	5.1	28.6	89.1	5.5	1.1
Michigan	38.1	—	43.6	81.7	5.0	1.0
Colorado	—	14.6	66.2	80.8	5.0	1.0
Louisiana	44.4	8.0	19.3	71.7	4.4	0.9
Virginia	26.3	19.1	17.5	62.9	3.9	0.8
California	6.9	9.4	45.8	62.1	3.8	0.8
Washington	14.3	0.3	43.6	58.2	3.6	0.7
New York	6.2	2.6	45.3	54.1	3.3	0.7
Ohio	6.0	—	42.9	48.9	3.0	0.6
Massachusetts	2.6	1.5	44.1	48.2	3.0	0.6
Florida	28.1	—	13.4	41.5	2.6	0.5
Pennsylvania	11.1	2.5	27.6	41.2	2.5	0.5
Oregon	36.2	—	3.4	39.6	2.4	0.5
Wisconsin	23.9	7.0	6.2	37.1	2.3	0.5
Indiana	—	1.5	34.7	36.2	2.2	0.4
Utah	0.7	—	35.1	35.8	2.2	0.4
Minnesota	—	0.4	30.8	31.2	1.9	0.4
Maryland	2.6	20.5	6.3	29.4	1.8	0.4
District Of Columbia	—	4.8	23.8	28.6	1.8	0.4
New Mexico	—	—	28.4	28.4	1.8	0.4
Nevada	20.2	7.9	—	28.1	1.7	0.3
North Carolina	0.9	2.5	23.9	27.3	1.7	0.3
South Carolina	18.1	2.9	5.3	26.3	1.6	0.3
New Jersey	—	—	24.7	24.7	1.5	0.3
Iowa	—	—	24.3	24.3	1.5	0.3
Arizona	—	0.8	22.7	23.5	1.5	0.3
Illinois	—	—	23.4	23.4	1.4	0.3
Connecticut	22.9	—	—	22.9	1.4	0.3
Arkansas	22.2	—	—	22.2	1.4	0.3
Missouri	—	—	20.3	20.3	1.3	0.3
Rhode Island	4.7	—	15.5	20.2	1.2	0.3
Delaware	10.5	—	9.7	20.2	1.2	0.3
Hawaii	20.1	—	—	20.1	1.2	0.2
Tennessee	5.0	7.4	7.1	19.5	1.2	0.2
Alaska	1.8	2.9	14.6	19.3	1.2	0.2
Nebraska	—	7.1	11.6	18.7	1.2	0.2
Mississippi	15.8	—	1.8	17.6	1.1	0.2
Kentucky	—	—	15.8	15.8	1.0	0.2
All Other States	4.3	2.1	79.0	85.4	5.3	1.1
Total	$479.5	$148.1	$991.8	$1,619.4	100.0%	20.1%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2018	Dec 31, 2018	Dec 31, 2017
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$71.3	$99.6	$73.0
Senior Debt	22.4	15.4	4.8
Distressed Debt	—	34.5	47.5
Secondary Transactions	18.7	21.2	20.6
Leveraged Buyout	—	4.2	3.3
Growth Equity	—	5.4	5.7
Other	—	6.7	6.1
Total Equity Method Limited Liability Investments	112.4	187.0	161.0
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	93.1	111.7	102.2
Senior Debt	33.4	34.3	35.5
Distressed Debt	2.2	14.5	16.6
Secondary Transactions	10.3	6.7	8.9
Hedge Funds	—	14.7	—
Leveraged Buyout	2.9	4.2	6.3
Real Estate	—	—	—
Other	6.3	5.9	33.4
Total Reported as Other Equity Interests at Fair Value	148.2	192.0	202.9
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	1.5	—
Other	0.1	22.1	—
Total Reported as Other Equity Interests at Modified Cost	0.1	23.6	—
Reported as Fair Value Option Investments:
Hedge Funds	—	—	77.5
Total Investments in Limited Liability Companies and Limited Partnerships	$260.7	$402.6	$441.4

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Net Impairment Losses Recognized in Earnings related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Income (Loss) from Continuing Operations to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Income (Loss) from Continuing Operations	$5.0	$92.3	$37.5	$53.6	$35.9	$47.8	$36.6	$(0.4)	$188.4	$119.9
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	(60.4)	8.7	0.3	0.6	—	—	—	—	(50.8)	—
Net Realized Gains on Sales of Investments	13.0	2.8	3.0	2.1	7.4	5.3	17.2	6.8	20.9	36.7
Net Impairment Losses Recognized in Earnings	(1.8)	(1.4)	—	(0.4)	(2.5)	(1.9)	(1.6)	(3.3)	(3.6)	(9.3)
Acquisition Related Transaction and Integration Costs	(5.7)	(22.3)	(2.3)	(6.2)	—	—	—	—	(36.5)	—
Adjusted Consolidated Net Operating Income (Loss)	$59.9	$104.5	$36.5	$57.5	$31.0	$44.4	$21.0	$(3.9)	$258.4	$92.5

Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic. A reconciliation of Income (Loss) from Continuing Operations Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2018	Dec 31, 2017
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.08	$1.42	$0.73	$1.03	$0.69	$0.92	$0.71	$(0.01)	$3.22	$2.32
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	(0.93)	0.13	0.01	0.01	—	—	—	—	(0.87)	—
Net Realized Gains on Sales of Investments	0.20	0.04	0.06	0.04	0.14	0.10	0.33	0.13	0.36	0.71
Net Impairment Losses Recognized in Earnings	(0.02)	(0.02)	—	(0.01)	(0.05)	(0.03)	(0.03)	(0.06)	(0.06)	(0.18)
Acquisition Related Transaction and Integration Costs	(0.09)	(0.34)	(0.04)	(0.12)	—	—	—	—	(0.63)	—
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.92	$1.61	$0.70	$1.11	$0.60	$0.85	$0.41	$(0.08)	$4.42	$1.79

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted for Acquisition amounts are non-GAAP financial measures. For the three months ended December 31, 2018, as adjusted amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the year ended ended December 31, 2018, as adjusted amounts are computed by adding the historical results of Infinity, the acquired company, for the six months ended June 30, 2018 and subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the three months and year ended December 31, 2017, as adjusted amounts are computed by adding the historical results of Infinity reported on a GAAP basis to the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Selected Financial Information
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Year Ended
	Dec 31, 2018			Dec 31, 2017	Dec 31, 2018				Dec 31, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Earned Premiums	$1,063.6	$—	$1,063.6	$951.7	$3,384.4	$728.2	$—	$4,112.6	$3,721.3
Net Investment Income	$91.3	$—	$91.3	$92.4	$340.9	$21.6	$—	$362.5	$364.5
Total Revenues	$1,094.7	$—	$1,094.7	$1,053.5	$3,725.1	$746.6	$—	$4,471.7	$4,135.6
Income (Loss) from Continuing Operations	$5.0	$(20.5)	$25.5	$50.6	$188.4	$47.9	$(60.0)	$296.3	$165.3
Net Income (Loss)	$6.5	$(20.5)	$27.0	$51.6	$190.1	$47.9	$(60.0)	$298.0	$166.3
Adjusted Consolidated Net Operating Income (Loss)	$59.9	$(20.5)	$80.4	$45.6	$258.4	$57.2	$(60.0)	$375.6	$136.5
Income from Continuing Operations Per Unrestricted Share:
Basic	$0.08		$0.39	$0.78	$3.22			$4.56	$2.55
Diluted	$0.08		$0.39	$0.77	$3.19			$4.52	$2.54
Net Income Per Unrestricted Share:
Basic	$0.10		$0.42	$0.80	$3.25			$4.59	$2.56
Diluted	$0.10		$0.41	$0.79	$3.22			$4.55	$2.56
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share:
Basic	$0.92		$1.24	$0.70	$4.42			$5.79	$2.10
Diluted	$0.91		$1.23	$0.70	$4.37			$5.73	$2.10
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	64.748		64.748	64.640	58.149			64.742	64.530

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Year Ended
	Dec 31, 2018			Dec 31, 2017	Dec 31, 2018				Dec 31, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Net Premiums Written	$674.7	$—	$674.7	$596.4	$2,067.4	$817.1	$—	$2,884.5	$2,430.4
Earned Premiums	$717.8	$—	$717.8	$616.5	$2,027.4	$728.2	$—	$2,755.6	$2,377.0
Net Investment Income	$22.6	$—	$22.6	$17.3	$63.4	$17.5	$—	$80.9	$68.7
Total Revenues	$741.2	$—	$741.2	$634.4	$2,093.2	$746.6	$—	$2,839.8	$2,448.2
Incurred Losses and LAE related to:
Current Year Non-catastrophe Losses and LAE	$530.3	$1.9	$528.4	$463.0	$1,517.4	$550.7	$4.4	$2,063.7	$1,846.1
Current Year Catastrophe Losses and LAE	1.0	—	1.0	(1.7)	4.7	1.5	—	6.2	22.8
Prior Year Loss and LAE Reserve Development	—	—	—	0.4	1.7	(12.5)	—	(10.8)	(14.7)
Total Incurred Losses and LAE	$531.3	$1.9	$529.4	$461.7	$1,523.8	$539.7	$4.4	$2,059.1	$1,854.2
Insurance Expenses	$148.0	$24.4	$123.6	$111.8	$421.7	$133.6	$72.3	$483.0	$423.7
Segment Net Operating Income (Loss)	$48.5	$(20.8)	$69.3	$26.4	$115.8	$56.8	$(60.6)	$233.2	$102.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.9%	—%	73.7%	75.1%	74.9%	75.6%	—%	74.9%	77.6%
Current Year Catastrophe Losses and LAE Ratio	0.1	—	0.1	(0.3)	0.2	0.2	—	0.2	1.0
Prior Year Loss and LAE Reserve Development Ratio	—	—	—	0.1	0.1	(1.7)	—	(0.4)	(0.6)
Total Incurred Loss and LAE Ratio	74.0	—	73.8	74.9	75.2	74.1	—	74.7	78.0
Insurance Expense Ratio	20.6	—	17.2	18.1	20.8	18.3	—	17.5	17.8
Combined Ratio	94.6%	—%	91.0%	93.0%	96.0%	92.4%	—%	92.2%	95.8%
Underlying Combined Ratio
Current Year Non-catastrophe Losses and LAE Ratio	73.9%	—%	73.7%	75.1%	74.9%	75.6%	—%	74.9%	77.6%
Insurance Expense Ratio	20.6	—	17.2	18.1	20.8	18.3	—	17.5	17.8
Underlying Combined Ratio	94.5%	—%	90.9%	93.2%	95.7%	93.9%	—%	92.4%	95.4%

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended				Year Ended
	Dec 31, 2018			Dec 31, 2017	Dec 31, 2018				Dec 31, 2017
	As Reported	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]	As Reported	Legacy Infinity[2]	Less Purchase Accounting Adjustments	As Adjusted for Acquisition[1]	As Adjusted for Acquisition[1]
Net Premiums Written	$618.5	$—	$618.5	$547.0	$1,927.9	$724.5	$—	$2,652.4	$2,218.7
Earned Premiums	$660.5	$—	$660.5	$565.0	$1,889.5	$646.8	$—	$2,536.3	$2,177.3
Net Investment Income	$19.1	$—	$19.1	$14.2	$53.5	$13.9	$—	$67.4	$56.5
Total Revenues	$680.3	$—	$680.3	$579.4	$1,945.2	$660.7	$—	$2,605.9	$2,234.8
Incurred Losses and LAE related to:
Current Year Non-catastrophe Losses and LAE	$492.0	$1.5	$490.5	$423.6	$1,418.2	$486.8	$3.5	$1,901.5	$1,690.3
Current Year Catastrophe Losses and LAE	0.7	—	0.7	(1.4)	3.9	1.4	—	5.3	21.1
Prior Year Loss and LAE Reserve Development	2.4	—	2.4	—	5.5	(14.6)	—	(9.1)	(21.1)
Total Incurred Losses and LAE	$495.1	$1.5	$493.6	$422.2	$1,427.6	$473.6	$3.5	$1,897.7	$1,690.3
Insurance Expenses	$132.5	$21.8	$110.7	$101.7	$385.2	$119.1	$66.9	$437.4	$384.6
Segment Net Operating Income (Loss)	$41.4	$(18.4)	$59.8	$22.9	$104.1	$53.3	$(55.6)	$213.0	$95.6
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	—%	74.2%	74.9%	75.1%	75.2%	—%	74.9%	77.6%
Current Year Catastrophe Losses and LAE Ratio	0.1	—	0.1	(0.2)	0.2	0.2	—	0.2	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	—	0.4	—	0.3	(2.2)	—	(0.3)	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Prior Year Loss and LAE Reserve Development Ratio	0.4	—	0.4	—	0.3	(2.2)	—	(0.3)	(1.0)
Total Incurred Loss and LAE Ratio	75.0	—	74.7	74.7	75.6	73.2	—	74.8	77.6
Insurance Expense Ratio	20.1	—	16.8	18.0	20.4	18.4	—	17.2	17.7
Combined Ratio	95.1%	—%	91.5%	92.7%	96.0%	91.6%	—%	92.0%	95.3%
Underlying Combined Ratio
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	—%	74.2%	74.9%	75.1%	75.2%	—%	74.9%	77.6%
Insurance Expense Ratio	20.1	—	16.8	18.0	20.4	18.4	—	17.2	17.7
Underlying Combined Ratio	94.6%	—%	91.0%	92.9%	95.5%	93.6%	—%	92.1%	95.3%

1 As Adjusted is a non-GAAP measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 35.

[2] Legacy Infinity represents results for the period January 1, 2018 through June 30, 2018, when Infinity was not consolidated by Kemper.